SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) February 14, 2002


                             INFOWAVE SOFTWARE, INC.
          -------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                            BRITISH COLUMBIA, CANADA
          -------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)



       000-26867                                           98-0183915
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  (Commission File Number)                     (IRS Employer Identification No.)


  Suite 200 - 4664 Lougheed Highway
     Burnaby, British Columbia,
               Canada                                       V5C 5T5
----------------------------------------         ------------------------------
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code  (604) 473-3600


                                      N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)





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Item 7.  Exhibits

99.1     Press Release dated February 14, 2002


Item 9.  Regulation FD Disclosure

On February 14, 2002, Infowave Software, Inc. issued a press release that is attached as an exhibit to this Form 8-K and is incorporated by reference herein.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        INFOWAVE SOFTWARE, INC.



Date: February 20, 2002                 By /s/ Thomas Koll
                                           -------------------------------------
                                           Thomas Koll
                                           Chief Executive Officer





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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release dated February 14, 2002